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                                                                    Exhibit 23.2
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                        CONSENT OF INDEPENDENT AUDITORS
                        -------------------------------

We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the 2000 Stock Plan of our report dated March 24, 2000 with respect to the consolidated financial statements of Microtune, Inc. for the three years ended December 31, 1999 included in its Prospectus filed pursuant to Rule 424(b) with the Securities and Exchange Commission.

/s/ Ernst & Young, LLP


Dallas, Texas
February 12, 2001